UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Brocade Communications Systems, Inc.

(Name of Registrant as Specified in Its Charter)

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BROCADE
Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
BROCADE COMMUNICATIONS
SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, April 11, 2017
2:00 p.m. Pacific Time
The Hyatt Regency Santa Clara
5101 Great America Parkway
Santa Clara, California 95054
Directions to the Brocade Communications Systems, Inc. Annual Meeting and instructions for attending the meeting in person are available in the proxy statement, which can be viewed at www.proxydocs.com/brcd.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be Held on April 11, 2017.
Notice is hereby given that the Annual Meeting of Shareholders of Brocade Communications Systems, Inc. will be held at the Hyatt Regency Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054 on Tuesday, April 11, 2017 at 2:00 p.m. Pacific Time.
This notice is to inform you that the proxy materials for the Brocade 2017 Annual Meeting of Shareholders, including the proxy statement and the 2016 Annual Report, are available on the Internet. Follow the instructions below to view the proxy materials and vote online or request paper or e-mail copies.
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy materials are available at www.proxydocs.com/brcd
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before March 30, 2017 to facilitate timely delivery.
Matters intended to be acted upon at the meeting are listed below.
The Board of Directors Recommends a Vote FOR each of the Nominees Listed in Proposal 1, a Vote FOR Proposals 2, 4 and 5 and a Vote of ONE YEAR for Proposal 3.
1. Election of Directors
01 - Judy Bruner
02 - Lloyd A. Carney
03 - Renato A. DiPentima
04 - Alan L. Earhart
05 - John W. Gerdelman
06 - Kim C. Goodman
07 - David L. House
08 - L. William Krause
09 - David E. Roberson
10 - Sanjay Vaswani
2. Nonbinding advisory vote to approve compensation of named executive officers
3. Nonbinding advisory vote to approve the frequency of future advisory votes on named executive officer compensation
4. Approval of the amendment and restatement of the 2009 Stock Plan
5. Ratification of the appointment of KPMG LLP as the independent registered public accountants of Brocade Communications Systems, Inc. for the fiscal year ending October 28, 2017
You may immediately vote your proxy on the Internet at:
www.proxypush.com/brcd
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on April 10, 2017.
Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:
Internet – Access the Internet and go to www.investorelections.com/brcd. Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “brcd Materials Request” in the subject line. The email must include:
The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
If you choose email delivery you must include the email address.
If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.